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                                                                    EXHIBIT 99.1

JOINT FILING STATEMENT

         Each of the undersigned agrees that (i) this Amendment No. 3 to statement on Schedule 13D relating to the Common Stock of Belco Oil & Gas Corp., has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.


June 15, 2001
                                        LAURENCE D. BELFER

                                        By:  /s/ Laurence D. Belfer
                                             -----------------------------------
                                        Name:    Laurence D. Belfer


                                        LDB CORP.

                                        By:  /s/ Laurence D. Belfer
                                             -----------------------------------
                                        Name:    Laurence D. Belfer
                                        Title:   President


                                        THE LAURENCE D. BELFER FAMILY FOUNDATION

                                        By:  /s/ Laurence D. Belfer
                                             -----------------------------------
                                        Name:    Laurence D. Belfer
                                        Title:   Trustee


                                        THE ROBERT A. BELFER FAMILY TRUST

                                        By:  /s/ Laurence D. Belfer
                                             -----------------------------------
                                        Name:    Laurence D. Belfer
                                        Title:   Trustee


                                        VANTZ LIMITED PARTNERSHIP

                                        By:  VANTZ LLC
                                             Its General Partner


                                        By:  /s/ Laurence D. Belfer
                                             -----------------------------------
                                        Name:    Laurence D. Belfer
                                        Title:   Member